Exhibit 99.2

Protalix BioTherapeutics to Review FDA Approval of ELELYSO™
English Investor Conference Call and Webcast Scheduled for Wednesday, May 2 at 8:00 AM EDT
Hebrew Investor Conference Call Scheduled for Wednesday, May 2 at 9:45 AM EDT

CARMIEL, Israel, May 1, 2012/GlobeNewswire/Protalix BioTherapeutics, Inc. (NYSE-AMEX:PLX, TASE:PLX), announced today the Company has scheduled a conference call and webcast for Wednesday, May 2, 2012 at 8:00 AM EDT to review the U.S. Food and Drug Administration’s approval of ELELYSO™ for the treatment of Type 1 Gaucher disease. A second conference call, in Hebrew, is also scheduled on Wednesday, May 2, 2012 at 9:45 AM EDT (4:45 PM IDT).

To participate in the 8:00 AM EDT investor conference call in English, please dial +1 877-868-1833 (toll free from the U.S. and Canada), or +1 914-495-8604 (for international callers); Conference ID 75877152. Investors may also access a live audio webcast of this conference call at www.protalix.com on the event calendar page. A replay of this conference call and webcast will be available approximately two hours after the conclusion of the call and will remain available for 30 days. The audio replay can be accessed by dialing +1 855-859-2056 (toll free from the U.S. and Canada), or +1 404-537-3406 (for international callers) and entering Conference ID 75877152.

To participate in the 9:45 AM EDT (4:45 PM IDT) investor conference call in Hebrew, please dial +972-3-918-0644. A replay of this conference call will be available approximately two hours after the conclusion of the call and will remain available until Friday, May 4, 2012 at approximately 12:30 AM EDT (7:30 PM IDT). The replay can be accessed by dialing +972-3-925-5921.

About Protalix

Protalix is a biopharmaceutical company focused on the development and commercialization of recombinant therapeutic proteins expressed through its proprietary plant cell based expression system, ProCellEx(R). Protalix's unique expression system presents a proprietary method for developing recombinant proteins in a cost-effective, industrial-scale manner. Protalix's first approved product manufactured by ProCellEx, ELELYSO™ (taliglucerase alfa), was approved for marketing by the U.S. Food and Drug Administration on May 1, 2012 and is partnered with Pfizer for worldwide development and commercialization, excluding Israel, where Protalix retains full rights. Marketing applications for taliglucerase alfa have been filed in Europe, Israel, Brazil and Australia. Protalix's development pipeline also includes the following product candidates: PRX-102, a modified version of the recombinant human alpha-GAL-A protein for the treatment of Fabry disease; PRX-105, a pegylated recombinant human acetylcholinesterase in development for several therapeutic and prophylactic indications, a biodefense program and an organophosphate-based pesticide treatment program; an orally-delivered glucocerebrosidase enzyme that is naturally encased in carrot cells, also for the treatment of Gaucher disease; pr-antiTNF, a similar plant cell version of etanercept (Enbrel(R)) for the treatment of certain immune diseases such as rheumatoid arthritis, juvenile idiopathic arthritis, ankylosing spondylitis, psoriatic arthritis and plaque psoriasis; and others.

Forward Looking Statements

To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. The terms "anticipate," "believe," "estimate," "expect" and "intend" and other words or phrases of similar import are intended to identify forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. The statements in this release are valid only as of the date hereof and we disclaim any obligation to update this information.

Investor Contact

Marcy Nanus
The Trout Group, LLC
646-378-2927
mnanus@troutgroup.com

Media Contact

Jennifer Conrad or Kari Watson
MacDougall Biomedical Communications
781-235-3060

jconrad@macbiocom.com

kwatson@macbiocom.com